SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

THE BANK OF NEW YORK COMPANY, INC.

(exact name of registrant as specified in its charter)

NEW YORK

(State or other jurisdiction of incorporation)

1-6152	13-2614959
(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286
(Address of principal executive offices)	(Zip code)

212 - 495 - 1784

(Registrant’s telephone number, including area code)

Item 5 Other Events

Ten exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-103003, 333-103003-01, 333-103003-02, 333-103003-03, 333-103003-04) filed by The Bank of New York Company, Inc. (the “Company”) with the Securities and Exchange Commission covering the Company’s Senior Subordinated Medium-Term Notes Series F and Senior Medium-Term Notes Series E (collectively, the “Notes”), issuable under an Indenture, dated as of October 1, 1993 between the Company and J.P. Morgan Trust Company, National Association (the “Senior Subordinated Indenture”) and an Indenture, dated as of July 18, 1991 between the Company and Deutsche Bank Trust Company Americas, respectively (the “Senior Indenture”). On August 10, 2004, the Company increased the existing limit on the aggregate initial public offering price of the Notes from $1,422,150,000 to $1,824,000,000, of which the Company has issued and sold $1,294,703,000 of Notes as of such date.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

1.1	Distribution Agreement dated March 28, 2003 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Agent, incorporated by reference to Exhibit 1.3 to the Company’s Current Report on Form 8-K dated March 28, 2003.

4.1	Form of Registrant’s Global Medium-Term Fixed Rate Note, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 26, 2002.

4.2	Officers’ Certificate dated June 26, 2002 pursuant to Sections 201 and 301 of the Senior Subordinated Indenture, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K dated June 26, 2002.

4.3	Officers’ Certificate dated June 26, 2002 pursuant to Sections 201 and 301 of the Senior Indenture, incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K dated June 26, 2002.

4.4	Officers’ Certificate dated March 28, 2003 pursuant to Section 301 of the Senior Subordinated Indenture, incorporated by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K dated March 28, 2003.

4.5	Officers’ Certificate dated March 28, 2003 pursuant to Section 301 of the Senior Indenture incorporated by reference to Exhibit 4.6 of the Company’s Current Report on Form 8-K dated March 28, 2003.

4.6	Officers’ Certificate dated August 10, 2004 pursuant to Section 301 of the Senior Subordinated Indenture.

4.7	Officers’ Certificate dated August 10, 2004 pursuant to Section 301 of the Senior Indenture.

5.1	Opinion of Paul A. Immerman, Esq.

23.1	Consent of Paul A. Immerman, Esq. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004

The Bank of New York Company, Inc.

By:	/s/ Thomas J. Mastro
Name:	Thomas J. Mastro
Title:	Comptroller

EXHIBIT INDEX

Exhibit No.	Description
1.1	Distribution Agreement dated March 28, 2003 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Agent, incorporated by reference to Exhibit 1.3 to the Company’s Current Report on Form 8-K dated March 28, 2003.

4.1	Form of Registrant’s Global Medium-Term Fixed Rate Note, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 26, 2002.

4.2	Officers’ Certificate dated June 26, 2002 pursuant to Sections 201 and 301 of the Senior Subordinated Indenture, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K dated June 26, 2002.

4.3	Officers’ Certificate dated June 26, 2002 pursuant to Sections 201 and 301 of the Senior Indenture, incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K dated June 26, 2002.

4.4	Officers’ Certificate dated March 28, 2003 pursuant to Section 301 of the Senior Subordinated Indenture, incorporated by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K dated March 28, 2003.

4.5	Officers’ Certificate dated March 28, 2003 pursuant to Section 301 of the Senior Indenture incorporated by reference to Exhibit 4.6 of the Company’s Current Report on Form 8-K dated March 28, 2003.

4.6	Officers’ Certificate dated August 10, 2004 pursuant to Section 301 of the Senior Subordinated Indenture.

4.7	Officers’ Certificate dated August 10, 2004 pursuant to Section 301 of the Senior Indenture.

5.1	Opinion of Paul A. Immerman, Esq.

23.1	Consent of Paul A. Immerman, Esq. (included in Exhibit 5.1)